UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      January 25, 2013

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:      (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Effective January 25, 2013, Peter Feld resigned as a Class III Director of SeaChange International, Inc.

To rebalance the Board of Directors following the resignation of Peter Feld and to comply with the By-Laws of SeaChange International, Inc., effective as of January 25, 2013, Thomas F. Olson resigned as a Class II Director of SeaChange, and, upon recommendation of the Corporate Governance and Nominating Committee, the Board elected Mr. Olson as a Class III Director of SeaChange (with a term to expire at the 2014 annual meeting).  Mr. Olson continues to serve as a member of the Compensation Committee and the Nominating and Corporate Governance Committee.

(d)

See Item 5.02(b) above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc. dated January 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By: /s/ Raghu Rau
Raghu Rau
Chief Executive Officer

Dated: January 25, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc. dated January 25, 2013.